UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 14, 2026

FIVE STAR BANCORP
(Exact Name of Registrant as Specified in Charter)

California	001-40379	75-3100966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Zinfandel Drive, Suite 100, Rancho Cordova, California, 95670
(Address of Principal Executive Offices, and Zip Code)

(916) 626-5000
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSBC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 14, 2026, Five Star Bancorp (the “Company”) appointed Lydia Ramirez to the newly established position of Executive Vice President and Chief External Affairs Officer. Ms. Ramirez previously served as Executive Vice President and Chief Operating Officer of the Company.
In connection with Ms. Ramirez’s transition, effective September 14, 2026, the Company designated Heather Luck, Executive Vice President and Chief Financial Officer, to assume oversight of the Company’s Operations function in addition to her existing responsibilities. Ms. Luck will continue to serve as Executive Vice President and Chief Financial Officer.
The information called for by Items 401(b), 401(d), 401(e) and 404(a) of Regulation S-K with respect to Ms. Luck is set forth in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 30, 2026 (the “Proxy Statement”), which information is incorporated herein by reference, except as supplemented by the information set forth herein. There are no arrangements or understandings between Ms. Luck and any other person pursuant to which she has assumed oversight of the Company’s Operations function. There are no family relationships between Ms. Luck and any director or executive officer of the Company. Except as disclosed in the Proxy Statement, there are no transactions involving Ms. Luck that would require disclosure under Item 404(a) of Regulation S-K. As of the filing of this report, no change has been made to Ms. Luck’s compensation.
Item 7.01    Regulation FD Disclosure
On September 14, 2026, the Company issued a press release announcing the appointment of Ms. Ramirez as Executive Vice President and Chief External Affairs Officer.
A copy of the September 14, 2026 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
This information (including Exhibit 99.1) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	Press Release dated September 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR BANCORP

	By:	/s/ Heather Luck
Name: Heather Luck
Title: Executive Vice President and Chief Financial Officer

Date: September 17, 2026